Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
First Quarter 2012

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31%
	2012		2011		Change
Summary Income Statement
Interest income	$1,780		$1,713		3.9%
Interest expense	307		392		(21.7)
Net interest income - taxable equivalent	1,473		1,321		11.5
Less: Taxable-equivalent adjustment	37		36		2.8
Net interest income	1,436		1,285		11.8
Provision for credit losses	288		340		(15.3)
Net interest income after provision for credit losses	1,148		945		21.5
Noninterest income	871		714		22.0
Noninterest expense	1,385		1,372		0.9
Income before income taxes	634		287		120.9
Provision for income taxes	189		53		NM
Net income	445		234		90.2
Noncontrolling interest	14		9		55.6
Net income available to common shareholders	431		225		91.6
Per Common Share Data
Earnings
Basic	$0.62		$0.32		93.8%
Diluted	0.61		0.32		90.6
Cash dividends declared (1)	0.20		0.17		17.6
Book value	25.51		23.86		6.9
Tangible book value (2)	17.12		15.59		9.8

End of period shares outstanding (in thousands)	698,454		696,285		0.3
Weighted average shares (in thousands)
Basic	697,685		695,309		0.3
Diluted	707,369		704,101		0.5
Performance Ratios
Return on average assets	1.03%		0.60%
Return on average common shareholders' equity	9.75		5.48
Net interest margin - taxable equivalent	3.93		4.01
Fee income ratio (3)	41.0		40.1
Efficiency ratio (3)	52.0		57.1
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.50%		2.69%
Loans and leases plus foreclosed property	2.35		3.97
Net charge-offs as a percentage of average
loans and leases	1.28		1.56
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.02		2.58
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.18	X	1.09	X
Average Balances
Total assets	$173,969		$156,931		10.9%
Total securities (4)	36,589		25,059		46.0
Loans and leases	110,403		105,294		4.9
Deposits	124,606		105,614		18.0
Shareholders' equity	17,829		16,673		6.9
Period-End Balances
Total assets	$174,752		$157,039		11.3%
Total securities (4)	37,865		26,220		44.4
Loans and leases	110,686		104,887		5.5
Deposits	124,157		106,913		16.1
Shareholders' equity	17,882		16,670		7.3
Capital Ratios (5)
Risk-based
Tier 1	12.7%		12.1%
Total	16.2		15.8
Leverage	9.1		9.3
Tangible common equity (2)	7.1		7.2
Tier 1 common equity to risk-weighted assets (2)	10.0		9.3

Applicable ratios are annualized.
(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations on page 20 of this supplement.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2012		2011		2011		2011		2011
Summary Income Statement
Interest income	$1,780		$1,807		$1,788		$1,727		$1,713
Interest expense	307		318		334		337		392
Net interest income - taxable equivalent	1,473		1,489		1,454		1,390		1,321
Less: Taxable-equivalent adjustment	37		37		38		36		36
Net interest income	1,436		1,452		1,416		1,354		1,285
Provision for credit losses	288		272		250		328		340
Net interest income after provision for credit losses	1,148		1,180		1,166		1,026		945
Noninterest income	871		922		690		787		714
Noninterest expense	1,385		1,618		1,417		1,395		1,372
Income before income taxes	634		484		439		418		287
Provision for income taxes	189		84		68		91		53
Net income	445		400		371		327		234
Noncontrolling interest	14		9		5		20		9
Net income available to common shareholders	431		391		366		307		225
Per Common Share Data
Earnings
Basic	$0.62		$0.56		$0.52		$0.44		$0.32
Diluted	0.61		0.55		0.52		0.44		0.32
Cash dividends declared (1)	0.20		0.16		0.16		0.16		0.17
Book value	25.51		24.98		25.07		24.37		23.86
Tangible book value (2)	17.12		16.73		16.42		15.95		15.59

End of period shares outstanding (in thousands)	698,454		697,143		697,101		696,894		696,285
Weighted average shares (in thousands)
Basic	697,685		697,117		697,052		696,625		695,309
Diluted	707,369		706,178		705,604		704,969		704,101
Performance Ratios
Return on average assets	1.03%		0.93%		0.89%		0.83%		0.60%
Return on average common shareholders' equity	9.75		8.76		8.30		7.25		5.48
Net interest margin - taxable equivalent	3.93		4.02		4.09		4.15		4.01
Fee income ratio (3)	41.0		38.4		39.3		40.8		40.1
Efficiency ratio (3)	52.0		53.5		54.6		55.8		57.1
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.50%		1.62%		1.98%		2.32%		2.69%
Loans and leases plus foreclosed property	2.35		2.52		3.05		3.46		3.97
Net charge-offs as a percentage of average
loans and leases	1.28		1.44		1.57		1.71		1.56
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.02		2.10		2.25		2.43		2.58
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.18	X	1.21	X	1.20	X	1.22	X	1.09	X
Average Balances
Total assets	$173,969		$171,496		$165,520		$157,730		$156,931
Total securities (4)	36,589		35,867		31,567		27,060		25,059
Loans and leases	110,403		108,523		105,658		104,341		105,294
Deposits	124,606		121,925		115,056		106,466		105,614
Shareholders' equity	17,829		17,755		17,551		17,072		16,673
Period-End Balances
Total assets	$174,752		$174,579		$167,677		$159,310		$157,039
Total securities (4)	37,865		36,407		32,784		27,961		26,220
Loans and leases	110,686		111,205		107,449		105,350		104,887
Deposits	124,157		124,939		117,567		108,064		106,913
Shareholders' equity	17,882		17,480		17,541		17,049		16,670
Capital Ratios (5)
Risk-based
Tier 1	12.7%		12.5%		12.6%		12.4%		12.1%
Total	16.2		15.7		16.1		16.1		15.8
Leverage	9.1		9.0		9.2		9.5		9.3
Tangible common equity (2)	7.1		6.9		7.1		7.2		7.2
Tier 1 common equity to risk-weighted assets (2)	10.0		9.7		9.8		9.6		9.3

Applicable ratios are annualized.
(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations on page 20 of this supplement.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2012	2011	$	%
Interest Income
Interest and fees on loans and leases	$1,502	$1,520	$(18)	(1.2	) %
Interest and dividends on securities	234	150	84	56.0
Interest on other earning assets	7	6	1	16.7
Total interest income	1,743	1,676	67	4.0
Interest Expense
Interest on deposits	121	171	(50)	(29.2)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	4	(3)	(75.0)
Interest on long-term debt	185	216	(31)	(14.4)
Total interest expense	307	391	(84)	(21.5)
Net interest income	1,436	1,285	151	11.8
Provision for credit losses	288	340	(52)	(15.3)
Net interest income after provision for credit loss	1,148	945	203	21.5
Noninterest income
Insurance income	271	250	21	8.4
Service charges on deposits	137	135	2	1.5
Mortgage banking income	216	95	121	127.4
Investment banking and brokerage fees and commissions	89	87	2	2.3
Checkcard fees	43	72	(29)	(40.3)
Bankcard fees and merchant discounts	54	46	8	17.4
Trust and investment advisory revenues	45	43	2	4.7
Income from bank-owned life insurance	30	30	-	-
FDIC loss share income, net	(57)	(58)	1	(1.7)
Securities gains (losses), net	(9)	-	(9)	NM
Other income	52	14	38	NM
Total noninterest income	871	714	157	22.0
Noninterest Expense
Personnel expense	730	694	36	5.2
Foreclosed property expense	92	143	(51)	(35.7)
Occupancy and equipment expense	153	154	(1)	(0.6)
Loan processing expenses	63	56	7	12.5
Regulatory charges	41	61	(20)	(32.8)
Professional services	35	31	4	12.9
Software expense	32	26	6	23.1
Amortization of intangibles	22	26	(4)	(15.4)
Merger-related and restructuring charges, net	12	(2)	14	NM
Other expenses	205	183	22	12.0
Total noninterest expense	1,385	1,372	13	0.9
Earnings
Income before income taxes	634	287	347	120.9
Provision for income taxes	189	53	136	NM
Net Income	445	234	211	90.2
Noncontrolling interest	14	9	5	55.6
Net income available to common shareholders	$431	$225	$206	91.6%

Earnings Per Common Share
Basic	$0.62	$0.32	$0.30	93.8%
Diluted	0.61	0.32	0.29	90.6

Weighted Average Shares Outstanding
Basic	697,685	695,309	2,376	0.3
Diluted	707,369	704,101	3,268	0.5
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Interest Income
Interest and fees on loans and leases	$1,502	$1,530	$1,546	$1,523	$1,520
Interest and dividends on securities	234	235	199	163	150
Interest on other earning assets	7	4	5	4	6
Total interest income	1,743	1,769	1,750	1,690	1,676
Interest Expense
Interest on deposits	121	137	150	152	171
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	1	3	3	4
Interest on long-term debt	185	179	181	181	216
Total interest expense	307	317	334	336	391
Net interest income	1,436	1,452	1,416	1,354	1,285
Provision for credit losses	288	272	250	328	340
Net interest income after provision for credit loss	1,148	1,180	1,166	1,026	945
Noninterest income
Insurance income	271	254	241	299	250
Service charges on deposits	137	142	141	145	135
Mortgage banking income	216	135	123	83	95
Investment banking and brokerage fees and commissions	89	75	81	90	87
Checkcard fees	43	42	78	79	72
Bankcard fees and merchant discounts	54	55	51	52	46
Trust and investment advisory revenues	45	42	43	45	43
Income from bank-owned life insurance	30	30	33	29	30
FDIC loss share income, net	(57)	(46)	(104)	(81)	(58)
Securities gains (losses), net	(9)	103	(39)	(2)	-
Other income	52	90	42	48	14
Total noninterest income	871	922	690	787	714
Noninterest Expense
Personnel expense	730	679	671	683	694
Foreclosed property expense	92	346	168	145	143
Occupancy and equipment expense	153	159	151	152	154
Loan processing expenses	63	59	55	57	56
Regulatory charges	41	46	46	59	61
Professional services	35	49	56	38	31
Software expense	32	33	30	29	26
Amortization of intangibles	22	24	24	25	26
Merger-related and restructuring charges, net	12	16	-	2	(2)
Other expenses	205	207	216	205	183
Total noninterest expense	1,385	1,618	1,417	1,395	1,372
Earnings
Income before income taxes	634	484	439	418	287
Provision for income taxes	189	84	68	91	53
Net Income	445	400	371	327	234
Noncontrolling interest	14	9	5	20	9
Net income available to common shareholders	$431	$391	$366	$307	$225

Earnings Per Common Share
Basic	$0.62	$0.56	$0.52	$0.44	$0.32
Diluted	0.61	0.55	0.52	0.44	0.32

Weighted Average Shares Outstanding
Basic	697,685	697,117	697,052	696,625	695,309
Diluted	707,369	706,178	705,604	704,969	704,101

BB&T Corporation Lines of Business Financial Performance (1) Year-To-Date March 31, 2012 and 2011 (Dollars in millions)

				Residential			Dealer
	Community Banking			Mortgage Banking			Financial Services			Specialized Lending
	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change	2012	2011	Change
Net interest income (expense)	$506	$469	7.9%	$278	$254	9.4%	$210	$210	-%	$167	$150	11.3%
Net intersegment interest income
(expense)	356	430	(17.2)	(191)	(183)	4.4	(59)	(73)	(19.2)	(44)	(45)	(2.2)
Net interest income (expense)
and intersegment	862	899	(4.1)	87	71	22.5	151	137	10.2	123	105	17.1
Allocated provision for loan
and lease losses	255	204	25.0	(22)	79	(127.8)	27	33	(18.2)	27	4	NM
Noninterest income	268	193	38.9	195	75	160.0	2	2	-	52	50	4.0
Intersegment net referral fees
(expense)	39	33	18.2	-	-	NM	-	-	NM	-	-	NM
Noninterest expense	487	538	(9.5)	85	63	34.9	25	22	13.6	63	55	14.5
Amortization of intangibles	9	13	(30.8)	-	-	NM	-	-	NM	1	1	-
Allocated corporate expenses	256	226	13.3	14	12	16.7	9	9	-	19	15	26.7
Income (loss) before income taxes	162	144	12.5	205	(8)	NM	92	75	22.7	65	80	(18.8)
Provision (benefit) for income
taxes	57	51	11.8	77	(3)	NM	35	28	25.0	12	17	(29.4)
Segment net income (loss)	$105	$93	12.9	$128	$(5)	NM	$57	$47	21.3	$53	$63	(15.9)

Identifiable segment assets
(period end)	$60,750	$62,295	(2.5)	$25,288	$21,669	16.7	$10,050	$9,480	6.0	$16,891	$14,407	17.2

							Other, Treasury			Total BB&T
	Insurance Services			Financial Services			& Corporate (2)			Corporation
	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent	March 31	March 31	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change	2012	2011	Change
Net interest income (expense)	$1	$1	-%	$27	$23	17.4%	$247	$178	38.8%	$1,436	$1,285	11.8%
Net intersegment interest income
(expense)	1	2	(50.0)	80	56	42.9	(143)	(187)	(23.5)	-	-	NM
Net interest income (expense)
and intersegment	2	3	(33.3)	107	79	35.4	104	(9)	NM	1,436	1,285	11.8
Allocated provision for loan
and lease losses	-	-	NM	14	(9)	NM	(13)	29	(144.8)	288	340	(15.3)
Noninterest income	270	249	8.4	178	166	7.2	(94)	(21)	NM	871	714	22.0
Intersegment net referral fees
(expense)	-	-	NM	6	5	20.0	(45)	(38)	18.4	-	-	NM
Noninterest expense	212	195	8.7	153	143	7.0	338	330	2.4	1,363	1,346	1.3
Amortization of intangibles	10	10	-	1	1	-	1	1	-	22	26	(15.4)
Allocated corporate expenses	20	17	17.6	23	13	76.9	(341)	(292)	16.8	-	-	NM
Income (loss) before income taxes	30	30	-	100	102	(2.0)	(20)	(136)	(85.3)	634	287	120.9
Provision (benefit) for income
taxes	7	9	(22.2)	37	37	-	(36)	(86)	(58.1)	189	53	NM
Segment net income (loss)	$23	$21	9.5	$63	$65	(3.1)	$16	$(50)	(132.0)	$445	$234	90.2

Identifiable segment assets
(period end)	$2,311	$2,252	2.6	$7,790	$5,874	32.6	$51,672	$41,062	25.8	$174,752	$157,039	11.3

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Community Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$506	$499	$486	$483	$469
Net intersegment interest income (expense)	356	388	405	419	430
Net interest income (expense) and intersegment	862	887	891	902	899

Allocated provision for loan and lease losses	255	118	142	125	204
Noninterest income	268	242	284	298	193
Intersegment net referral fees (expense)	39	40	32	28	33
Noninterest expense	487	740	549	526	538
Amortization of intangibles	9	11	11	12	13
Allocated corporate expenses	256	225	224	224	226

Income (loss) before income taxes	162	75	281	341	144
Provision (benefit) for income taxes	57	24	102	125	51
Segment net income (loss)	$105	$51	$179	$216	$93

Identifiable segment assets (period end)	$60,750	$61,072	$61,008	$61,410	$62,295

	Quarter Ended
Residential Mortgage Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$278	$272	$255	$244	$254
Net intersegment interest income (expense)	(191)	(187)	(182)	(182)	(183)
Net interest income (expense) and intersegment	87	85	73	62	71

Allocated provision for loan and lease losses	(22)	39	56	146	79
Noninterest income	195	111	100	63	75
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	85	86	78	69	63
Amortization of intangibles	-	-	-	-	-
Allocated corporate expenses	14	12	12	12	12

Income (loss) before income taxes	205	59	27	(102)	(8)
Provision (benefit) for income taxes	77	22	10	(38)	(3)
Segment net income (loss)	$128	$37	$17	$(64)	$(5)

Identifiable segment assets (period end)	$25,288	$25,471	$23,270	$21,625	$21,669

	Quarter Ended
Dealer Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$210	$213	$217	$212	$210
Net intersegment interest income (expense)	(59)	(62)	(67)	(68)	(73)
Net interest income (expense) and intersegment	151	151	150	144	137

Allocated provision for loan and lease losses	27	42	24	26	33
Noninterest income	2	1	2	2	2
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	25	23	22	23	22
Amortization of intangibles	-	-	-	1	-
Allocated corporate expenses	9	9	10	10	9

Income (loss) before income taxes	92	78	96	86	75
Provision (benefit) for income taxes	35	29	36	33	28
Segment net income (loss)	$57	$49	$60	$53	$47

Identifiable segment assets (period end)	$10,050	$9,874	$9,803	$9,681	$9,480

	Quarter Ended
Specialized Lending	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$167	$167	$164	$155	$150
Net intersegment interest income (expense)	(44)	(48)	(47)	(44)	(45)
Net interest income (expense) and intersegment	123	119	117	111	105

Allocated provision for loan and lease losses	27	23	27	17	4
Noninterest income	52	57	53	50	50
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	63	58	61	59	55
Amortization of intangibles	1	2	1	2	1
Allocated corporate expenses	19	15	16	15	15

Income (loss) before income taxes	65	78	65	68	80
Provision (benefit) for income taxes	12	15	11	13	17
Segment net income (loss)	$53	$63	$54	$55	$63

Identifiable segment assets (period end)	$16,891	$16,766	$16,089	$15,168	$14,407

(1)	Lines of business results are preliminary.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Insurance Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$1	$-	$1	$-	$1
Net intersegment interest income (expense)	1	1	2	1	2
Net interest income (expense) and intersegment	2	1	3	1	3

Allocated provision for loan and lease losses	-	-	-	-	-
Noninterest income	270	256	238	297	249
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	212	187	198	206	195
Amortization of intangibles	10	11	10	11	10
Allocated corporate expenses	20	22	17	17	17

Income (loss) before income taxes	30	37	16	64	30
Provision (benefit) for income taxes	7	12	5	18	9
Segment net income (loss)	$23	$25	$11	$46	$21

Identifiable segment assets (period end)	$2,311	$2,352	$2,135	$2,343	$2,252

	Quarter Ended
Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$27	$29	$27	$28	$23
Net intersegment interest income (expense)	80	80	70	60	56
Net interest income (expense) and intersegment	107	109	97	88	79

Allocated provision for loan and lease losses	14	9	1	(2)	(9)
Noninterest income	178	183	171	173	166
Intersegment net referral fees (expense)	6	6	5	4	5
Noninterest expense	153	143	142	146	143
Amortization of intangibles	1	1	-	1	1
Allocated corporate expenses	23	14	15	13	13

Income (loss) before income taxes	100	131	115	107	102
Provision (benefit) for income taxes	37	48	42	40	37
Segment net income (loss)	$63	$83	$73	$67	$65

Identifiable segment assets (period end)	$7,790	$7,413	$6,561	$6,233	$5,874

	Quarter Ended
Other, Treasury & Corporate (2)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$247	$272	$266	$232	$178
Net intersegment interest income (expense)	(143)	(172)	(181)	(186)	(187)
Net interest income (expense) and intersegment	104	100	85	46	(9)

Allocated provision for loan and lease losses	(13)	41	-	16	29
Noninterest income	(94)	72	(158)	(96)	(21)
Intersegment net referral fees (expense)	(45)	(46)	(37)	(32)	(38)
Noninterest expense	338	357	343	341	330
Amortization of intangibles	1	(1)	2	(2)	1
Allocated corporate expenses	(341)	(297)	(294)	(291)	(292)

Income (loss) before income taxes	(20)	26	(161)	(146)	(136)
Provision (benefit) for income taxes	(36)	(66)	(138)	(100)	(86)
Segment net income (loss)	$16	$92	$(23)	$(46)	$(50)

Identifiable segment assets (period end)	$51,672	$51,631	$48,811	$42,850	$41,062

	Quarter Ended
Total BB&T Corporation	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income (expense)	$1,436	$1,452	$1,416	$1,354	$1,285
Net intersegment interest income (expense)	-	-	-	-	-
Net interest income (expense) and intersegment	1,436	1,452	1,416	1,354	1,285

Allocated provision for loan and lease losses	288	272	250	328	340
Noninterest income	871	922	690	787	714
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	1,363	1,594	1,393	1,370	1,346
Amortization of intangibles	22	24	24	25	26
Allocated corporate expenses	-	-	-	-	-

Income (loss) before income taxes	634	484	439	418	287
Provision (benefit) for income taxes	189	84	68	91	53
Segment net income (loss)	$445	$400	$371	$327	$234

Identifiable segment assets (period end)	$174,752	$174,579	$167,677	$159,310	$157,039

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of March 31		Change
	2012	2011	$	%
Assets
Cash and due from banks	$1,336	$1,030	$306	29.7%
Interest-bearing deposits with banks	2,464	865	1,599	184.9
Federal funds sold and securities purchased under
resale agreements or similar arrangements	252	305	(53)	(17.4)
Segregated cash due from banks	20	153	(133)	(86.9)
Trading securities at fair value	589	730	(141)	(19.3)
Securities available for sale at fair value (1)	24,380	17,887	6,493	36.3
Securities held to maturity	13,485	8,333	5,152	61.8
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,156	33,587	2,569	7.6
Commercial real estate—other	10,543	11,277	(734)	(6.5)
Commercial real estate—residential ADC (2)	1,823	3,061	(1,238)	(40.4)
Direct retail lending	14,862	13,612	1,250	9.2
Sales finance loans	7,587	7,121	466	6.5
Revolving credit loans	2,159	2,063	96	4.7
Residential mortgage loans	21,513	18,228	3,285	18.0
Other lending subsidiaries	8,951	7,767	1,184	15.2
Other acquired loans	35	56	(21)	(37.5)
Total loans and leases held for investment (excluding covered loans)	103,629	96,772	6,857	7.1
Covered loans	4,532	5,803	(1,271)	(21.9)
Total loans and leases held for investment	108,161	102,575	5,586	5.4
Loans held for sale	2,525	2,312	213	9.2
Total loans and leases	110,686	104,887	5,799	5.5
Allowance for loan and lease losses	(2,181)	(2,641)	460	(17.4)
FDIC loss share receivable	949	1,580	(631)	(39.9)
Premises and equipment	1,822	1,830	(8)	(0.4)
Goodwill	6,077	6,014	63	1.0
Core deposit and other intangible assets	422	483	(61)	(12.6)
Residential mortgage servicing rights at fair value	696	928	(232)	(25.0)
Other assets (3)	13,755	14,655	(900)	(6.1)
Total assets	$174,752	$157,039	$17,713	11.3%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$27,410	$21,864	$5,546	25.4%
Interest checking	20,318	17,701	2,617	14.8
Money market and savings	46,759	40,388	6,371	15.8
Certificates and other time deposits	29,648	25,952	3,696	14.2
Foreign office deposits - interest-bearing	22	1,008	(986)	(97.8)
Total deposits	124,157	106,913	17,244	16.1
Fed funds purchased, repos and other borrowings	3,436	5,186	(1,750)	(33.7)
Long-term debt	22,768	22,591	177	0.8
Other liabilities	6,509	5,679	830	14.6
Total liabilities	156,870	140,369	16,501	11.8
Shareholders' equity:
Common stock	3,492	3,481	11	0.3
Additional paid-in capital	5,880	5,794	86	1.5
Retained earnings	9,064	8,042	1,022	12.7
Accumulated other comprehensive loss	(616)	(706)	90	(12.7)
Noncontrolling interest	62	59	3	5.1
Total shareholders' equity	17,882	16,670	1,212	7.3
Total liabilities and shareholders' equity	$174,752	$157,039	$17,713	11.3%

(1)	Includes $1.6 billion and $1.7 billion at March 31, 2012 and 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $403 million and $401 million of foreclosed property and other assets covered by FDIC loss sharing agreements at March 31, 2012 and 2011, respectively.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Assets
Cash and due from banks	$1,336	$1,562	$1,312	$1,199	$1,030
Interest-bearing deposits with banks	2,464	2,646	2,907	1,337	865
Federal funds sold and securities purchased under
resale agreements or similar arrangements	252	136	185	250	305
Segregated cash due from banks	20	20	19	19	153
Trading securities at fair value	589	534	428	564	730
Securities available for sale at fair value (1)	24,380	22,313	24,649	19,409	17,887
Securities held to maturity	13,485	14,094	8,135	8,552	8,333
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,156	36,415	34,817	34,166	33,587
Commercial real estate—other	10,543	10,689	10,931	11,134	11,277
Commercial real estate—residential ADC	1,823	2,061	2,414	2,689	3,061
Direct retail lending	14,862	14,467	13,882	13,679	13,612
Sales finance loans	7,587	7,401	7,265	7,236	7,121
Revolving credit loans	2,159	2,212	2,128	2,091	2,063
Residential mortgage loans	21,513	20,581	19,361	18,372	18,228
Other lending subsidiaries	8,951	8,737	8,636	8,464	7,767
Other acquired loans	35	39	47	50	56
Total loans and leases held for investment (excluding covered loans)	103,629	102,602	99,481	97,881	96,772
Covered loans	4,532	4,867	5,222	5,504	5,803
Total loans and leases held for investment	108,161	107,469	104,703	103,385	102,575
Loans held for sale	2,525	3,736	2,746	1,965	2,312
Total loans and leases	110,686	111,205	107,449	105,350	104,887
Allowance for loan and lease losses	(2,181)	(2,256)	(2,355)	(2,516)	(2,641)
FDIC loss share receivable	949	1,100	1,221	1,446	1,580
Premises and equipment	1,822	1,855	1,864	1,846	1,830
Goodwill	6,077	6,078	6,016	6,016	6,014
Core deposit and other intangible assets	422	444	433	457	483
Residential mortgage servicing rights at fair value	696	563	573	879	928
Other assets (2)	13,755	14,285	14,841	14,502	14,655
Total assets	$174,752	$174,579	$167,677	$159,310	$157,039
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$27,410	$25,684	$24,557	$22,507	$21,864
Interest checking	20,318	20,701	18,971	18,660	17,701
Money market and savings	46,759	44,618	43,858	39,356	40,388
Certificates and other time deposits	29,648	33,899	30,142	26,865	25,952
Foreign office deposits - interest-bearing	22	37	39	676	1,008
Total deposits	124,157	124,939	117,567	108,064	106,913
Fed funds purchased, repos and other borrowings	3,436	3,566	3,953	4,842	5,186
Long-term debt	22,768	21,803	22,153	23,380	22,591
Other liabilities	6,509	6,791	6,463	5,975	5,679
Total liabilities	156,870	157,099	150,136	142,261	140,369
Shareholders' equity:
Common stock	3,492	3,486	3,486	3,484	3,481
Additional paid-in capital	5,880	5,873	5,856	5,830	5,794
Retained earnings	9,064	8,772	8,493	8,241	8,042
Accumulated other comprehensive loss	(616)	(713)	(356)	(574)	(706)
Noncontrolling interest	62	62	62	68	59
Total shareholders' equity	17,882	17,480	17,541	17,049	16,670
Total liabilities and shareholders' equity	$174,752	$174,579	$167,677	$159,310	$157,039

(1)	Includes $1.6 billion, $1.6 billion, $1.7 billion, $1.7 billion and $1.7 billion at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $403 million, $415 million, $387 million, $390 million and $401 million of foreclosed property and other assets covered by FDIC loss sharing agreements at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Year-to-Date
	March 31		Change
	2012	2011	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$820	$93	$727	NM %
Mortgage-backed securities issued by GSE	31,742	20,409	11,333	55.5
States and political subdivisions	1,858	1,969	(111)	(5.6)
Non-agency mortgage-backed securities	411	595	(184)	(30.9)
Other securities	532	750	(218)	(29.1)
Covered securities	1,226	1,243	(17)	(1.4)
Total securities	36,589	25,059	11,530	46.0
Other earning assets	3,502	2,978	524	17.6
Loans and leases
Commercial loans and leases
Commercial and industrial	36,021	33,433	2,588	7.7
Commercial real estate—other	10,678	11,368	(690)	(6.1)
Commercial real estate—residential ADC	1,989	3,281	(1,292)	(39.4)
Direct retail lending	14,674	13,672	1,002	7.3
Sales finance loans	7,516	7,080	436	6.2
Revolving credit loans	2,175	2,082	93	4.5
Residential mortgage loans	21,056	17,926	3,130	17.5
Other lending subsidiaries	8,668	7,797	871	11.2
Other acquired loans	38	57	(19)	(33.3)
Total loans and leases held for investment
(excluding covered loans)	102,815	96,696	6,119	6.3
Covered loans	4,672	5,927	(1,255)	(21.2)
Total loans and leases held for investment	107,487	102,623	4,864	4.7
Loans held for sale	2,916	2,671	245	9.2
Total loans and leases	110,403	105,294	5,109	4.9
Total earning assets	150,494	133,331	17,163	12.9
Nonearning assets	23,475	23,600	(125)	(0.5)
Total assets	$173,969	$156,931	$17,038	10.9%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$26,173	$20,990	$5,183	24.7%
Interest checking	19,712	17,622	2,090	11.9
Money market and savings	45,667	38,724	6,943	17.9
Certificates and other time deposits	32,942	26,815	6,127	22.8
Foreign office deposits - interest-bearing	112	1,463	(1,351)	(92.3)
Total deposits	124,606	105,614	18,992	18.0
Fed funds purchased, repos and other borrowings	3,452	7,286	(3,834)	(52.6)
Long-term debt	21,720	21,879	(159)	(0.7)
Other liabilities	6,362	5,479	883	16.1
Total liabilities	156,140	140,258	15,882	11.3
Shareholders' equity	17,829	16,673	1,156	6.9
Total liabilities and shareholders' equity	$173,969	$156,931	$17,038	10.9%

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
NM	- not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

			Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$820	$709	$236	$106	$93
Mortgage-backed securities issued by GSE	31,742	31,053	27,104	22,516	20,409
States and political subdivisions	1,858	1,861	1,864	1,889	1,969
Non-agency mortgage-backed securities	411	459	511	547	595
Other securities	532	544	598	745	750
Covered securities	1,226	1,241	1,254	1,257	1,243
Total securities	36,589	35,867	31,567	27,060	25,059
Other earning assets	3,502	2,974	4,034	2,834	2,978
Loans and leases
Commercial loans and leases
Commercial and industrial	36,021	35,232	34,280	33,647	33,433
Commercial real estate—other	10,678	10,839	11,069	11,287	11,368
Commercial real estate—residential ADC	1,989	2,298	2,576	2,933	3,281
Direct retail lending	14,674	14,141	13,754	13,629	13,672
Sales finance loans	7,516	7,308	7,234	7,184	7,080
Revolving credit loans	2,175	2,159	2,109	2,070	2,082
Residential mortgage loans	21,056	20,051	18,818	18,311	17,926
Other lending subsidiaries	8,668	8,627	8,652	8,029	7,797
Other acquired loans	38	42	48	53	57
Total loans and leases held for investment (excluding covered loans)	102,815	100,697	98,540	97,143	96,696
Covered loans	4,672	5,109	5,342	5,625	5,927
Total loans and leases held for investment	107,487	105,806	103,882	102,768	102,623
Loans held for sale	2,916	2,717	1,776	1,573	2,671
Total loans and leases	110,403	108,523	105,658	104,341	105,294
Total earning assets	150,494	147,364	141,259	134,235	133,331
Nonearning assets	23,475	24,132	24,261	23,495	23,600
Total assets	$173,969	$171,496	$165,520	$157,730	$156,931
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$26,173	$25,216	$23,370	$22,151	$20,990
Interest checking	19,712	19,467	19,004	18,337	17,622
Money market and savings	45,667	44,789	42,174	39,388	38,724
Certificates and other time deposits	32,942	32,290	30,140	25,977	26,815
Foreign office deposits - interest-bearing	112	163	368	613	1,463
Total deposits	124,606	121,925	115,056	106,466	105,614
Fed funds purchased, repos and other borrowings	3,452	3,727	4,307	5,486	7,286
Long-term debt	21,720	21,689	22,347	23,114	21,879
Other liabilities	6,362	6,400	6,259	5,592	5,479
Total liabilities	156,140	153,741	147,969	140,658	140,258
Shareholders' equity	17,829	17,755	17,551	17,072	16,673
Total liabilities and shareholders' equity	$173,969	$171,496	$165,520	$157,730	$156,931

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2012			December 31, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates

Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$820	$3	1.54%	$709	$2	1.57%
Mortgage-backed securities issued by GSE	31,742	174	2.20	31,053	164	2.12
States and political subdivisions	1,858	27	5.84	1,861	28	5.82
Non-agency mortgage-backed securities	411	6	5.98	459	8	7.26
Other securities	532	2	1.64	544	2	1.61
Covered securities	1,226	34	11.02	1,241	43	13.89
Total securities	36,589	246	2.70	35,867	247	2.76
Other earning assets	3,502	7	0.76	2,974	4	0.57
Loans and leases
Commercial loans and leases
Commercial and industrial	36,021	362	4.04	35,232	368	4.14
Commercial real estate—other	10,678	101	3.81	10,839	105	3.82
Commercial real estate—residential ADC	1,989	18	3.58	2,298	20	3.46
Direct retail lending	14,674	178	4.89	14,141	179	5.03
Sales finance loans	7,516	80	4.27	7,308	84	4.56
Revolving credit loans	2,175	46	8.51	2,159	48	8.68
Residential mortgage loans	21,056	239	4.54	20,051	232	4.65
Other lending subsidiaries	8,668	249	11.53	8,627	247	11.36
Other acquired loans	38	4	39.18	42	4	37.22
Total loans and leases held for investment
(excluding covered loans)	102,815	1,277	4.99	100,697	1,287	5.08
Covered loans	4,672	224	19.32	5,109	244	18.96
Total loans and leases held for investment	107,487	1,501	5.61	105,806	1,531	5.75
Loans held for sale	2,916	26	3.62	2,717	25	3.71
Total loans and leases	110,403	1,527	5.56	108,523	1,556	5.69
Total earning assets	150,494	1,780	4.75	147,364	1,807	4.88
Nonearning assets	23,475			24,132
Total assets	$173,969			$171,496

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,712	6	0.13	$19,467	7	0.15
Money market and savings	45,667	22	0.19	44,789	24	0.21
Certificates and other time deposits	32,942	93	1.13	32,290	106	1.30
Foreign office deposits - interest-bearing	112	-	0.03	163	-	0.03
Total interest-bearing deposits	98,433	121	0.49	96,709	137	0.56
Fed funds purchased, repos and other borrowings	3,452	1	0.23	3,727	2	0.24
Long-term debt	21,720	185	3.41	21,689	179	3.28
Total interest-bearing liabilities	123,605	307	1.00	122,125	318	1.04
Noninterest-bearing deposits	26,173			25,216
Other liabilities	6,362			6,400
Shareholders' equity	17,829			17,755
Total liabilities and shareholders' equity	$173,969			$171,496

Average interest-rate spread			3.75			3.84

Net interest income/ net interest margin		$1,473	3.93%		$1,489	4.02%

Taxable-equivalent adjustment		$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

				Quarter Ended
	September 30, 2011			June 30, 2011			March 31, 2011
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$236	$1	0.88%	$106	$-	1.91%	$93	$1	2.41%
Mortgage-backed securities issued by GSE	27,104	129	1.89	22,516	95	1.69	20,409	84	1.65
States and political subdivisions	1,864	26	5.78	1,889	28	5.74	1,969	27	5.55
Non-agency mortgage-backed securities	511	9	6.90	547	8	6.44	595	10	6.38
Other securities	598	2	1.55	745	3	1.49	750	3	1.56
Covered securities	1,254	45	14.21	1,257	43	13.66	1,243	37	12.06
Total securities	31,567	212	2.68	27,060	177	2.62	25,059	162	2.59
Other earning assets	4,034	6	0.51	2,834	4	0.62	2,978	6	0.80
Loans and leases
Commercial loans and leases
Commercial and industrial	34,280	363	4.21	33,647	356	4.25	33,433	359	4.35
Commercial real estate—other	11,069	105	3.78	11,287	107	3.79	11,368	108	3.84
Commercial real estate—residential ADC	2,576	23	3.53	2,933	26	3.56	3,281	28	3.50
Direct retail lending	13,754	177	5.10	13,629	175	5.15	13,672	174	5.17
Sales finance loans	7,234	87	4.78	7,184	90	4.99	7,080	91	5.23
Revolving credit loans	2,109	46	8.77	2,070	45	8.75	2,082	46	8.90
Residential mortgage loans	18,818	228	4.83	18,311	219	4.80	17,926	223	4.97
Other lending subsidiaries	8,652	246	11.28	8,029	233	11.68	7,797	227	11.76
Other acquired loans	48	4	33.74	53	5	34.52	57	4	31.68
Total loans and leases held for investment
(excluding covered loans)	98,540	1,279	5.16	97,143	1,256	5.19	96,696	1,260	5.27
Covered loans	5,342	273	20.29	5,625	274	19.47	5,927	262	17.96
Total loans and leases held for investment	103,882	1,552	5.94	102,768	1,530	5.97	102,623	1,522	6.00
Loans held for sale	1,776	18	3.98	1,573	16	4.01	2,671	23	3.48
Total loans and leases	105,658	1,570	5.91	104,341	1,546	5.94	105,294	1,545	5.94
Total earning assets	141,259	1,788	5.03	134,235	1,727	5.16	133,331	1,713	5.19
Nonearning assets	24,261			23,495			23,600
Total assets	$165,520			$157,730			$156,931

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,004	8	0.16	$18,337	8	0.16	$17,622	7	0.17
Money market and savings	42,174	30	0.29	39,388	35	0.35	38,724	40	0.42
Certificates and other time deposits	30,140	112	1.47	25,977	111	1.72	26,815	124	1.88
Foreign office deposits - interest-bearing	368	-	0.04	613	(2)	(0.97)	1,463	-	(0.26)
Total interest-bearing deposits	91,686	150	0.65	84,315	152	0.72	84,624	171	0.82
Fed funds purchased, repos and other borrowings	4,307	3	0.31	5,486	4	0.22	7,286	5	0.30
Long-term debt	22,347	181	3.22	23,114	181	3.14	21,879	216	3.97
Total interest-bearing liabilities	118,340	334	1.12	112,915	337	1.19	113,789	392	1.39
Noninterest-bearing deposits	23,370			22,151			20,990
Other liabilities	6,259			5,592			5,479
Shareholders' equity	17,551			17,072			16,673
Total liabilities and shareholders' equity	$165,520			$157,730			$156,931

Average interest-rate spread			3.91			3.97			3.80

Net interest income/ net interest margin		$1,454	4.09%		$1,390	4.15%		$1,321	4.01%

Taxable-equivalent adjustment		$38			$36			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

			As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases
Commercial and industrial	$685	$582	$579	$611	$594
Commercial real estate—other	312	394	438	467	508
Commercial real estate—residential ADC	312	376	428	460	568
Direct retail lending	139	142	151	172	182
Sales finance loans	15	7	7	7	9
Residential mortgage loans (6)	320	308	298	292	511
Other lending subsidiaries	60	63	56	52	55
Total nonaccrual loans and leases held for investment	1,843	1,872	1,957	2,061	2,427
Loans held for sale	-	-	26	116	189
Total nonaccrual loans and leases	1,843	1,872	1,983	2,177	2,616
Foreclosed real estate (2)	378	536	950	1,147	1,211
Other foreclosed property	35	42	36	29	36
Total nonperforming assets (excluding covered assets) (2)	$2,256	$2,450	$2,969	$3,353	$3,863
Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$76	$74	$64	$100	$125
Commercial real estate—other	82	117	124	153	233
Commercial real estate—residential ADC	30	44	55	105	120
Direct retail lending	117	146	141	143	146
Sales finance loans	7	8	6	6	5
Revolving credit loans	61	62	63	62	62
Residential mortgage loans (7)	589	608	568	570	587
Other lending subsidiaries	53	50	46	39	31
Total performing TDRs (7)	$1,015	$1,109	$1,067	$1,178	$1,309
Loans 90 days or more past due and still accruing
Commercial loans and leases
Commercial and industrial	$2	$2	$1	$4	$6
Commercial real estate—other	1	-	2	4	20
Commercial real estate—residential ADC	-	-	-	-	5
Direct retail lending	48	55	52	59	59
Sales finance loans	13	18	19	21	23
Revolving credit loans	14	17	15	16	18
Residential mortgage loans (8)(10)	72	104	91	90	124
Other lending subsidiaries	6	5	5	7	6
Other acquired loans	1	1	2	2	2
Total loans 90 days past due and still accruing (excluding covered loans) (4)(8)(10)	$157	$202	$187	$203	$263
Loans 30-89 days past due
Commercial loans and leases
Commercial and industrial	$62	$85	$76	$72	$137
Commercial real estate—other	26	22	27	35	54
Commercial real estate—residential ADC	8	14	27	25	40
Direct retail lending	135	161	148	154	166
Sales finance loans	50	75	67	68	67
Revolving credit loans	20	22	23	22	24
Residential mortgage loans (9)(11)	397	479	445	426	444
Other lending subsidiaries	172	273	243	198	166
Other acquired loans	-	1	1	-	1
Total loans 30-89 days past due (excluding covered loans) (5)(9)(11)	$870	$1,132	$1,057	$1,000	$1,099

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $364 million, $378 million, $355 million, $348 million and $362 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $263 million, $280 million, $319 million, $381 million and $479 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $677 million, $736 million, $872 million, $935 million and $1.2 billion at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(5)	Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $258 million, $222 million, $211 million, $308 million and $252 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(6)	Includes a reduction of $231 million in mortgage loans during the second quarter of 2011 in connection with BB&T's NPL disposition strategy.
(7)	Excludes restructured mortgage loans that are government guaranteed totaling $242 million, $236 million, $214 million, $184 million, and $148 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. Includes mortgage loans held for sale.
(8)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $218 million, $206 million, $185 million, $162 million and $187 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $82 million, $91 million, $82 million, $78 million and $71 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. Includes past due mortgage loans held for sale.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $439 million, $426 million, $389 million, $389 million and $406 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(11)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $7 million, $7 million, $7 million and $6 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Allowance for credit losses
Beginning balance	$2,285	$2,406	$2,575	$2,691	$2,755
Provision for credit losses (excluding covered loans)	285	223	243	313	340
Provision for covered loans	3	49	7	15	-
Charge-offs
Commercial loans and leases
Commercial and industrial	(63)	(81)	(102)	(62)	(78)
Commercial real estate—other	(73)	(60)	(64)	(81)	(68)
Commercial real estate—residential ADC	(54)	(92)	(61)	(78)	(71)
Direct retail lending	(57)	(58)	(74)	(66)	(78)
Sales finance loans	(7)	(8)	(7)	(7)	(10)
Revolving credit loans	(22)	(21)	(23)	(24)	(27)
Residential mortgage loans (1)	(42)	(45)	(41)	(129)	(54)
Other lending subsidiaries	(60)	(53)	(42)	(43)	(52)
Covered loans	(15)	(13)	(53)	-	-
Total charge-offs	(393)	(431)	(467)	(490)	(438)
Recoveries
Commercial loans and leases
Commercial and industrial	4	6	9	9	4
Commercial real estate—other	3	3	6	6	3
Commercial real estate—residential ADC	8	5	9	7	4
Direct retail lending	10	10	10	8	9
Sales finance loans	3	2	2	3	2
Revolving credit loans	5	5	4	5	5
Residential mortgage loans	1	2	1	1	1
Other lending subsidiaries	7	5	7	7	6
Total recoveries	41	38	48	46	34
Net charge-offs	(352)	(393)	(419)	(444)	(404)
Ending balance	$2,221	$2,285	$2,406	$2,575	$2,691
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,044	$2,107	$2,242	$2,357	$2,497
Allowance for covered loans	137	149	113	159	144
Reserve for unfunded lending commitments	40	29	51	59	50
Total	$2,221	$2,285	$2,406	$2,575	$2,691

(1)	Includes charge-offs of $87 million in the second quarter of 2011 in connection with BB&T's NPL disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2012		2011		2011		2011		2011
Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.02%		1.22%		1.18%		1.24%		1.29%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.75		0.84		0.99		1.08		1.36
Nonperforming loans and leases as a
percentage of total loans and leases	1.67		1.68		1.85		2.07		2.49
Nonperforming assets as a percentage of:
Total assets	1.50		1.62		1.98		2.32		2.69
Loans and leases plus foreclosed property	2.35		2.52		3.05		3.46		3.97
Net charge-offs as a percentage of average loans and leases	1.28		1.44		1.57		1.71		1.56
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.02		2.10		2.25		2.43		2.58
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.54	X	1.45	X	1.42	X	1.41	X	1.61	X
Nonperforming loans and leases held for investment	1.18		1.21		1.20		1.22		1.09
Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.82%		1.06%		1.03%		1.00%		1.11%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.15		0.19		0.18		0.20		0.27
Nonperforming loans and leases as a
percentage of total loans and leases	1.74		1.76		1.94		2.18		2.64
Nonperforming assets as a percentage of:
Total assets	1.33		1.45		1.83		2.18		2.56
Loans and leases plus foreclosed property	2.12		2.29		2.88		3.32		3.85
Net charge-offs as a percentage of average loans and leases (4)	1.28		1.46		1.44		1.80		1.65
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.97		2.05		2.25		2.41		2.58
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.51	X	1.40	X	1.55	X	1.32	X	1.52	X
Nonperforming loans and leases held for investment	1.11		1.13		1.15		1.14		1.03

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes on page 14 of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes on page 14 of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPL disposition strategy, the adjusted net charge-offs ratio would have been 1.46% for the second quarter of 2011.

BB&T Corporation Credit Quality - Supplemental Information (Dollars in millions)

	As of March 31, 2012
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$75	98.7%	$-	-%	$1	1.3%	$76
Commercial real estate—other	81	98.8	1	1.2	-	-	82
Commercial real estate—residential ADC	30	100.0	-	-	-	-	30
Direct retail lending	109	93.1	7	6.0	1	0.9	117
Sales finance loans	6	85.7	-	-	1	14.3	7
Revolving credit loans	50	82.0	6	9.8	5	8.2	61
Residential mortgage loans (2)	504	85.6	72	12.2	13	2.2	589
Other lending subsidiaries	48	90.6	5	9.4	-	-	53
Total performing restructurings	903	88.9	91	9.0	21	2.1	1,015
Nonperforming restructurings (3)	79	30.1	43	16.3	141	53.6	263
Total restructurings (2)	$982	76.8%	$134	10.5%	$162	12.7%	$1,278

(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $242 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial	0.66%	0.84%	1.08%	0.64%	0.90%
Commercial real estate—other	2.64	2.11	2.09	2.64	2.33
Commercial real estate—residential ADC	9.37	14.84	8.06	9.62	8.34
Direct retail lending	1.29	1.36	1.84	1.70	2.06
Sales finance loans	0.23	0.34	0.28	0.24	0.42
Revolving credit loans	3.12	3.13	3.30	3.77	4.33
Residential mortgage loans	0.78	0.86	0.84	2.80	1.20
Other lending subsidiaries	2.45	2.16	1.61	1.83	2.39
Covered loans	1.29	0.99	3.97	-	-
Total loans and leases (1)	1.28	1.44	1.57	1.71	1.56

Total loans and leases, excluding covered loans (1)	1.28	1.46	1.44	1.80	1.65

Applicable ratios are annualized.
(1)	Total loans and leases includes loans held for sale.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011
Selected Capital Information (1)
Risk-based capital
Tier 1	$15,205	$14,913	$14,696	$14,363	$14,100
Total	19,343	18,802	18,837	18,641	18,389
Risk-weighted assets (2)	119,304	119,725	117,020	116,041	116,484
Average quarterly tangible assets	167,749	165,349	159,268	151,677	151,049
Risk-based capital ratios
Tier 1	12.7%	12.5%	12.6%	12.4%	12.1%
Total	16.2	15.7	16.1	16.1	15.8
Leverage capital ratio	9.1	9.0	9.2	9.5	9.3
Equity as a percentage of total assets	10.2	10.0	10.5	10.7	10.6
Book value per common share	$25.51	$24.98	$25.07	$24.37	$23.86

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.1%	6.9%	7.1%	7.2%	7.2%
Tier 1 common equity as a percentage of risk-weighted assets	10.0	9.7	9.8	9.6	9.3

Tangible book value per common share	$17.12	$16.73	$16.42	$15.95	$15.59

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$15,205	$14,913	$14,696	$14,363	$14,100
Less:
Qualifying restricted core capital elements	3,250	3,250	3,249	3,249	3,248
Tier 1 common equity	$11,955	$11,663	$11,447	$11,114	$10,852

Total assets	$174,752	$174,579	$167,677	$159,310	$157,039
Less:
Intangible assets, net of deferred taxes	6,402	6,406	6,330	6,353	6,374
Plus:
Regulatory adjustments, net of deferred taxes	327	421	99	389	572
Tangible assets	$168,677	$168,594	$161,446	$153,346	$151,237

Total risk-weighted assets (2)	$119,304	$119,725	$117,020	$116,041	$116,484

Tangible common equity as a percentage of tangible assets	7.1%	6.9%	7.1%	7.2%	7.2%
Tier 1 common equity as a percentage of risk-weighted assets	10.0	9.7	9.8	9.6	9.3

Tier 1 common equity	$11,955	$11,663	$11,447	$11,114	$10,852

Outstanding shares at end of period (in thousands)	698,454	697,143	697,101	696,894	696,285

Tangible book value per common share	$17.12	$16.73	$16.42	$15.95	$15.59

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

First Quarter 2012
Tax related items, net (1)	Other noninterest income			$(42)	$(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

Fourth Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(11)	(7)
VISA indemnification	Other noninterest expense			(11)	(7)

Third Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(37)	(23)
Leveraged lease sale	Other noninterest expense			(16)	10

Second Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(27)	(17)

First Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(74)	(46)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2012	2011	2011	2011	2011

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$93	$(23)	$(299)	$(61)	$41
MSRs hedge gains (losses)	(53)	45	329	59	(39)
Net	$40	$22	$30	$(2)	$2

Residential mortgage loan originations	$8,250	$8,424	$5,549	$3,888	$5,802

Residential mortgage servicing portfolio (2)
Loans serviced for others	70,318	67,066	66,305	65,872	64,894
Bank-owned loans serviced	24,308	24,574	22,413	20,956	21,174
Total servicing portfolio	94,626	91,640	88,718	86,828	86,068

Weighted-average coupon rate	4.89%	5.02%	5.10%	5.14%	5.17%
Weighted-average servicing fee	0.332	0.338	0.341	0.344	0.346

Selected Miscellaneous Information
Derivatives notional amount	$69,059	$67,581	$67,403	$58,060	$57,160
Fair value of derivatives	(78)	19	207	(29)	(77)
Accumulated comprehensive income related to securities,
net of tax (3)	134	50	159	(128)	(307)
Common stock prices
High	31.94	25.57	27.36	27.81	29.60
Low	25.26	19.76	18.92	25.24	25.95
End of period	31.39	25.17	21.33	26.84	27.45

Banking offices	1,773	1,779	1,780	1,778	1,781
ATMs	2,436	2,483	2,484	2,475	2,476
FTEs	31,185	31,774	31,684	31,617	31,365

(1)	Includes write-downs of investments in affordable housing and other tax adjustments.
(2)	Amounts reported are unpaid principal balance.
(3)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
NON-GAAP Reconciliation Table	2012	2011	2011	2011	2011
Efficiency ratio - GAAP	59.0%	67.1%	66.1%	64.1%	67.4%
Effect of securities gains (losses), net	(0.2)	2.4	(1.0)	-	-
Effect of merger-related and restructuring charges, net	(0.5)	(0.7)	-	(0.1)	0.1
Effect of losses/write-downs on NPL disposition loans	-	(0.2)	(0.9)	(0.7)	(2.1)
Effect of FDIC loss share accounting	0.1	0.9	0.1	0.3	-
Effect of affordable housing investments write-down	(1.0)	-	-	-	-
Effect of foreclosed property expense	(3.9)	(14.5)	(7.8)	(6.6)	(7.0)
Effect of leveraged lease sale/write-downs	(0.6)	-	(0.8)	-	-
Effect of VISA indemnification	-	(0.5)	-	-	-
Effect of amortization of intangibles	(0.9)	(1.0)	(1.1)	(1.2)	(1.3)
Efficiency ratio - reported	52.0	53.5	54.6	55.8	57.1
Fee income ratio - GAAP	37.1%	38.2%	32.2%	36.1%	35.1%
Effect of securities gains (losses), net	0.2	(2.7)	1.1	-	-
Effect of losses/write-downs on NPL disposition loans	-	0.3	1.1	0.7	2.2
Effect of affordable housing investments write-down	1.1	-	-	-	-
Effect of FDIC loss share accounting	2.6	2.6	4.9	4.0	2.8
Fee income ratio - reported	41.0	38.4	39.3	40.8	40.1